UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

DATE OF REPORT (Date of earliest event reported): April 23, 2026

DIGITALBRIDGE GROUP, INC.

(Exact Name of Registrant as Specified in Its Charter)

Maryland	001-37980	44-4591526
(State or Other Jurisdiction of Incorporation or Organization)	(Commission File Number)	(I.R.S. Employer Identification No.)

750 Park of Commerce Drive, Suite 210

Boca Raton, Florida 33487

(Address of Principal Executive Offices)

Registrant’s telephone number, including area code: (561) 570-4644

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communication pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Class A Common Stock, $0.01 par value	DBRG	New York Stock Exchange
Preferred Stock, 7.125% Series H Cumulative Redeemable, 0.01 par value	DBRG.PRH	New York Stock Exchange
Preferred Stock, 7.15% Series I Cumulative Redeemable, 0.01 par value	DBRG.PRI	New York Stock Exchange
Preferred Stock, 7.125% Series J Cumulative Redeemable, 0.01 par value	DBRG.PRJ	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR §230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR §240.12b-2 of this chapter).

Emerging growth company   ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.07	Submission of Matters to a Vote of Security Holders.

On April 23, 2026, DigitalBridge Group, Inc., a Maryland corporation (the “Company”), held a special meeting of stockholders (the “Company Special Meeting”) in connection with the merger of the Company contemplated by the Agreement and Plan of Merger, dated as of December 29, 2025 (as it may be amended from time to time, the “Merger Agreement”), by and among the Company, Duncan Holdco LLC, a Delaware limited liability company (“Parent”), Duncan Sub I Inc., a Maryland corporation and wholly owned subsidiary of Parent (“Merger Sub I”), Duncan Sub II LLC, a Delaware limited liability company and wholly owned subsidiary of Merger Sub I (“Merger Sub II”), and DigitalBridge Operating Company, LLC, a Delaware limited liability company (“Company OP”). Of the 182,392,592 shares of the Company’s Class A common stock, par value $0.01 per share (“Company Common Stock”) issued and outstanding at the close of business on March 23, 2026, the record date for the Company Special Meeting, 125,816,044 shares of Company Common Stock were present or represented by proxy at the Company Special Meeting, which constituted a quorum. The results for each of the matters voted on at the Company Special Meeting are as follows:

1.	The proposal to approve the merger of the Company contemplated by the Merger Agreement (the “Merger Proposal”), pursuant to which, subject to the terms and conditions set forth therein, Merger Sub I will be merged with and into the Company, the separate existence of Merger Sub I will cease, and the Company will survive the merger as a wholly owned subsidiary of Parent (the “Company Merger”), was approved by the votes set forth below:

Votes For	Votes Against	Abstentions
121,177,032	3,900,209	52,181

2.	The proposal to approve, on a non-binding, advisory basis, certain compensation that will or may be paid by the Company to its named executive officers that is based on or otherwise relates to the transactions contemplated by the Merger Agreement, was not approved by the votes set forth below:

Votes For	Votes Against	Abstentions
28,779,251	96,013,357	335,291

3.	In connection with the Company Special Meeting, the board of directors of the Company also solicited proxies with respect to the proposal to adjourn the Company Special Meeting, from time to time, as determined in accordance with the Merger Agreement by the board of directors of the Company, including for the purpose of soliciting additional votes for the approval of the Merger Proposal if there were insufficient votes at the time of the Company Special Meeting to approve the Merger Proposal (the “Adjournment Proposal”). The Adjournment Proposal was not submitted to the Company stockholders for approval at the Company Special Meeting because a quorum of stockholders entitled to vote at the Company Special Meeting was present or represented by proxy and the Company stockholders approved the Merger Proposal.

Item 8.01	Other Events.

On April 23, 2026, the Company issued a press release announcing the results of the voting at the Company Special Meeting held on April 23, 2026. A copy of the press release is attached hereto as Exhibit 99.1 and is incorporated herein by reference.

Item 9.01	Financial Statements and Exhibits.

The following exhibits are filed herewith.

Exhibit No.	Description
99.1	Press release dated April 23, 2026
104	The cover page of this Current Report on Form 8-K, formatted inline XBRL

Forward-Looking Statements.

Some of the statements contained in this current report constitute forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995 and Section 21E of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), and we intend such statements to be covered by the safe harbor provisions contained therein. Forward-looking statements relate to expectations, beliefs, projections, future plans and strategies, anticipated events or trends and similar expressions concerning matters that are not historical facts. In some cases, you can identify forward-looking statements by the use of forward-looking terminology such as “may,” “will,” “should,” “expects,” “intends,” “plans,” “anticipates,” “believes,” “estimates,” “predicts,” or “potential” or the negative of these words and phrases or similar words or phrases which are predictions of or indicate future events or trends and which do not relate solely to historical matters. You can also identify forward-looking statements by discussions of strategy, plans or intentions.

The forward-looking statements contained in this current report reflect our current views about future events and are subject to numerous known and unknown risks, uncertainties, assumptions and changes in circumstances that may cause our actual results to differ significantly from those expressed in any forward-looking statement. The following factors, among others, could cause actual results and future events to differ materially from those set forth or contemplated in the forward-looking statements: (i) uncertainties as to the timing of the Company Merger and the proposed merger involving Merger Sub II and Company OP (together with the Company Merger, the “Mergers”), in each case, pursuant to the Merger Agreement; (ii) the risk that the Mergers may not be completed on the anticipated terms in a timely manner or at all; (iii) the failure to satisfy any of the conditions to the consummation of the Mergers; (iv) the possibility that any or all of the various conditions to the consummation of the Mergers may not be satisfied, in a timely manner or at all, or waived, including the failure to receive any required regulatory approvals from any applicable governmental entities (or any conditions, limitations or restrictions placed on such approvals); (v) the occurrence of any event, change or other circumstance that could give rise to the termination of the Merger Agreement, including in circumstances which would require the Company to pay a termination fee; (vi) the effect of the announcement or pendency of the transactions contemplated by the Merger Agreement on the Company’s ability to retain and hire key personnel, its ability to maintain relationships with its customers, suppliers and others with whom it does business, or its operating results and business generally; (vii) risks related to diverting management’s attention from the Company’s ongoing business operations; (viii) the risk that stockholder litigation in connection with the transactions contemplated by the Merger Agreement or the outcome of any other legal proceedings that may be instituted against the Company or SoftBank Group Corp. (“SoftBank”) and/or others relating to the Mergers may result in significant costs of defense, indemnification and liability; (ix) certain restrictions during the pendency of the Mergers that may impact the Company’s ability to pursue certain business opportunities or strategic transactions; (x) risks that the benefits of the Mergers are not realized when and as expected; (xi) the risk that the Company’s business and/or SoftBank’s business will be adversely impacted during the pendency of the acquisition; (xii) legislative, regulatory and economic developments; and (xiii) (A) the risk factors described in Part I, Item 1A of Risk Factors in the Company’s Annual Report on Form 10-K for the year ended December 31, 2025, and (B) the other risk factors identified from time to time in the Company’s other filings with the Securities and Exchange Commission (the “SEC”). Filings with the SEC are available on the SEC’s website at http://www.sec.gov and on the Company’s website. These forward-looking statements speak only as of the date of this current report. The Company undertakes no obligation to update any of these forward-looking statements to reflect events or circumstances after the date of this current report or to reflect actual outcomes, except as otherwise required by law.

While forward-looking statements reflect our good faith beliefs, assumptions and expectations, they are not guarantees of future performance. Furthermore, we disclaim any obligation to publicly update or revise any forward-looking statement to reflect changes in underlying assumptions or factors, or new information, data or methods, future events or other changes. Moreover, because we operate in a very competitive and rapidly changing environment, new risk factors are likely to emerge from time to time. We caution investors not to place undue reliance on these forward-looking statements and urge you to carefully review the disclosures we make concerning risks in Part I, Item 1A. “Risk Factors” and in Part II, Item 7. “Management’s Discussion and Analysis of Financial Condition and Results of Operations” in the Company’s Annual Report on Form 10-K for the year ended December 31, 2025. Readers of this current report should also read our other periodic filings made with the SEC and other publicly filed documents for further discussion regarding such factors.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

DIGITALBRIDGE GROUP, INC.

Date: April 23, 2026	By:	/s/ Thomas Mayrhofer
Thomas Mayrhofer
Executive Vice President, Chief Financial Officer and Treasurer